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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-43636, 333-41044, 333-90053 and 333-30876)
of Digital Insight Corporation of our report dated February 8, 2001 relating to the financial statements that appear in this Annual Report on Form 10-K.

  /s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

Woodlands Hills, California
March 23, 2001